UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 19, 2007
                                                --------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2007-NC4
              -----------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

          Delaware               333-130694-30                 13-3939229
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation of         File Number of            Identification No. of
         depositor)              issuing entity)                depositor)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices of depositor)           (Zip Code)

Depositor's telephone number, including area code   (212) 761-4000
                                                 -------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
            ------------

      The consolidated financial statements of Financial Guaranty Insurance Company ("FGIC") and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the certificates issued by Morgan Stanley ABS Capital I Inc. Trust 2007-NC4, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006 are attached hereto as Exhibit 99.1.

      In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of March 31, 2007 and for the three month periods ended March 31, 2007 and 2006 are attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

   (99)  Not applicable.

   (99)  Not applicable.

   (99)  Exhibits:

      23.1              Consent of Independent Registered Public Accounting Firm

      99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006.

      99.2 Consolidated financial statements of FGIC and subsidiaries as of March 31, 2007 and for the three month periods ended March 31, 2007 and 2006.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 19, 2007                      MORGAN STANLEY ABS CAPITAL I
                                          INC.

                                          By:   /s/ Steven Shapiro
                                             -----------------------------------
                                          Name:  Steven Shapiro
                                          Title: Vice President

                                INDEX TO EXHIBITS



Item 601(a) of          Description
Regulation S-K          -----------
Exhibit No.
-----------

23.1                    Consent of Independent Registered Public Accounting Firm

99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2006 and 2005 and for each of the years in the three-year period ended December 31, 2006.

99.2 Consolidated financial statements of FGIC and subsidiaries as of March 31, 2007 and for the three month periods ended March 31, 2007 and 2006.